SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 22, 2001

The Phoenix Group Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-20354 (Commission file number)	23-2596710 (IRS employer identification no.)

4514 Travis Street, Suite 330
Dallas, Texas 75205
(Address and zip code of principal executive offices)

(214) 599-9777
Registrant's telephone number, including area code:

_______________________________________

Phoenix Healthcare Corporation
4514 Travis Street, Suite 330
Dallas, Texas 75205
(Former name and address)

Item 5.	Other Events
On January 19, 2001, the Registrant issued a press release announcing the discontinuation of the operations of its subsidiary Converged Media, Inc.
Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits
	(c)	Exhibits
The following Exhibits are filed herewith:
		99.1	Press release issued by the Registrant on January 19, 2001 announcing the discontinuation of the operations of its subsidiary Converged Media, Inc.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The Phoenix Group Corporation By: RONALD E. LUSK ____________________________ Ronald E. Lusk Chairman and Chief Executive Officer

Date:  January 22, 2001

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by the Registrant on January 19, 2001 announcing the discontinuation of the operations of its subsidiary Converged Media, Inc.

*  filed herewith